SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

RES-CARE, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10140 Linn Station Road, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 394-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

     This report corrects an error in Exhibit 99.2 below.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Financial Statements of Business Acquired.

Not applicable.

	(b)	Pro Forma Financial Information.

Not applicable.

	(c)	Exhibits.

     The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBER	EXHIBIT

99.2	Certification of L. Bryan Shaul

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: August 15, 2002	By:	/s/ Ronald G. Geary Ronald G. Geary Chairman, CEO and President